SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 6, 2002



               FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY
              Exact name of registrant as specified in its charter)


           New Jersey                                  22-1697095
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(State or other Jurisdiction of                    (I.R.S. Employer
 Incorporation or Organization)                    Identification No.)


  505 Main Street, P.O. Box 667, Hackensack, New Jersey        07602
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       (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code  201-488-6400
                                                    ------------

Item 5. Other Events

     The Registrant has reported its operating results for the six and three months ended April 30, 2002 and 2001. The Press Release is included as
     Exhibit 1 to this Form 8-K.



Disclosure Concerning Forward-Looking Statements
------------------------------------------------
Certain Statements in this Form 8-K may contain information that is, or anticipate certain events that are, forward-looking within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Registrant cautions readers that forward-looking statements, including, without limitation, those relating to the Registrant's liquidity and capital resources, are subject to certain risks and uncertainties. Actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors, including without limitation, the Registrant's future financial performance; the availability of capital; general market conditions; national and local economic conditions; particularly long-term interest rates; the terms of federal, state and local governmental regulations that affect the Registrant; and the competitive environment in which the Registrant operates, including the availability of retail space and residential apartment units in the areas where the Registrant's properties are located. In addition, the Registrant's continued qualification as a real estate investment trust involves the application of highly technical and complex rules of the Internal Revenue Code. The forward-looking statements are made as of the date of this Form 8-K and the Registrant assumes no obligation to update the forward-looking statements or to update the reasons actual results could differ from those projected in such forward-looking statements.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                            FIRST REAL ESTATE INVESTMENT TRUST
                                                                 OF NEW JERSEY


                                            By: /s/ Robert S. Hekemian
                                                ----------------------
                                                Robert S. Hekemian
                                                Chairman of the Board


DATED: June 7, 2002